UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2025

OUTDOOR HOLDING COMPANY

(Exact name of registrant as specified in charter)

Delaware	001-13101	83-1950534
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7681 E. Gray Rd.

Scottsdale, Arizona 85260

(Address of principal executive offices / Zip Code)

(480) 947-0001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	POWW	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value	POWWP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Loan Amendment

On May 13, 2025, AMMO, Inc., a Delaware corporation (the “Company”), entered into a Third Amendment to Loan and Security Agreement (the “Third Loan Amendment”) by and among the Company and other borrowers party thereto (collectively, the “Borrower”), and Sunflower Bank, N.A., as administrative agent and collateral agent (the “Agent”). The Loan Amendment amends that certain Loan and Security Agreement, dated as of December 29, 2019, by and among the Borrower, the Lenders and the Agent (as amended by the Loan Amendment, the “Loan Agreement”). Capitalized terms used in this Item 1.01 but not otherwise defined herein have the same definitions given to such terms in the Loan Agreement.

Pursuant to the Third Loan Amendment, the Borrower and the Agent agreed to change the definitions in the Loan Agreement of: (i) “AMMO, Inc” to “Outdoor Holding Company,” (ii) “Ammo” to “OHC,” (iii) “AMMO TECHNOLOGIES, INC” to “OHC TECHNOLOGIES, INC,” and (iv) AMMO MUNITIONS, INC” to “OHC MUNITIONS, INC.”

The foregoing description of the Loan Amendment is not complete and is qualified in its entirety by reference to the Third Loan Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Consent and Third Amendment to Loan and Security Agreement, dated May 13, 2025, by and among Outdoor Holding Company fka AMMO, Inc. and Sunflower Bank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

**	Portions of Exhibit 2.1 have been redacted in accordance with Item 601(b)(2)(ii) of Regulation S-K and certain schedules, annexes or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K, but will be furnished supplementally to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTDOOR HOLDING COMPANY

Dated: May 16, 2025	By:	/s/ Jared R. Smith
Jared R. Smith
Chief Executive Officer

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